Commitments, Concessions and Contingent Liabilities	12 Months Ended
Dec. 31, 2021
Capital commitments [abstract]
Note 18 - Commitments, Concessions and Contingent Liabilities
Note 18 - Commitments, Concessions and Contingent Liabilities

A.	Commitments

(1)
Several of the Group’s subsidiaries have entered into agreements with suppliers for the purchase of raw materials and energy in the ordinary course of business, for various periods ending on December 31, 2036. As of December 31, 2021, the total amount of the commitments under the said purchase periods of the agreements is about $2.4 billion. This item takes into consideration part of the agreements described below.

(2)
Several of the Group’s subsidiaries have entered into agreements with suppliers for the acquisition of property, plant and equipment. As of December 31, 2021, the subsidiaries have capital expenditures commitments of about $617 million. This item takes into consideration part of the agreements described below.

(3)
As part of the collaboration between ICL's subsidiary in Spain (ICL Iberia) and the government of Catalonia to achieve environmental sustainability goals, the Company has undertaken to carry out restoration of the salt piles in its sites, mainly by processing and removing them to the sea via a collector. In April 2021, the Company signed an agreement with the Catalan Water Agency for the construction and operation of a collector. The main highlights of the agreement include, among other things, the guidelines by which the project will be managed, the financing aspects of the project, the definition of project costs and the determination of the operational maintenance mechanism, including usage costs. Based on the said agreement and Spain's water law, it was determined that ICL Iberia will assume up to 90% of the project's cost (approximately $110 million), to be paid throughout the construction and operating periods. Construction, which has already begun, is expected to extend over a four-year period and the operations period is expected to be over 25 years.

(4)
In December 2017, the Company entered into a gas purchase agreement with Energean Israel Limited (hereinafter - Energean) who holds a license for the development of the Karish and Tanin gas reservoirs. Under the agreement, Energean is expected to supply the Company with natural gas (NG) at a quantity of up to 13 BCM, at a value of $1.8 billion, over a period of 15 years, commencing with the commercial operation of Karish and Tanin. The NG from the reservoirs will be used for running ICL’s factories and power stations in Israel.

In 2018, the Company entered into two supply agreements with Tamar and Leviathan reservoirs to secure its gas supply needs until the end of 2025 or until the entry of the Karish and Tanin reservoirs into service, whichever occurs first.

In February 2020, Energean announced a "Force Majeure" under the GSPA and of potential expected delays in the supply of NG. ICL rejected the announcement.

In October 2020, the Company chose to exercise its rights for early termination of its agreements with Tamar and Leviathan reservoirs, and to sign an exclusive agreement with Tamar reservoir to supply the full amount of NG consumed by the Company in the interim period, until full gas supply is obtained from Energean, at a price of about $4 per MMBTU (hereinafter – the Bridge Agreement). The Bridge Agreement is in effect until the end of April 2022, on a firm basis, with an extension option on an interruptible basis until December 31, 2022.
In January 2022, Energean announced that the gas supply is expected to be postponed until the third quarter of 2022, following its previous announcement of postponement until mid‑2022. The Company has reserved all of its rights in relation to Energean's announcements.

The Company is taking measures to secure its supply of NG considering the continued delays in Energean's supply and believes it is more likely than not that it will obtain sufficient NG for its facilities in Israel until the full supply of NG from Energean is obtained. Nevertheless, considering the current circumstances and additional possible delays in Energean’s supply, as well as expected high demand, which may lead to potential shortage and/or significant price increase of NG in Israel, there is no certainty that the Company will successfully secure the required NG quantities for its facilities, or their prices from the end of April 2022. Failure to ensure sufficient supply of NG for the Company's facilities and/or to preserve the current price environment may lead to a material impact on the Company's business, financial position and results of operations.

(5)
In June 2020, the Company entered into a long-term lease agreement with a third party, according to which ICL will lease an office building in Be'er Sheva Israel for a period of 15 years, with a 10-year extension option, at an annual rent of about $3 million. The lease period is expected to commence in 2024 (at the completion of the construction period).

(6)
The Articles of Association of the Company and its Israeli subsidiaries include provisions that permit exemption, indemnification and insurance of the liability of officers, all in accordance with the provisions of the Companies Law.

The Company, with the approval of its HR & Compensation Committee, the Board of Directors and the General Meeting of the shareholders, granted its officers a letter of exemption and indemnification, and also maintains an insurance policy covering directors' and officers' liability. The directors' and officers' liability insurance and the exemption and indemnity undertaking do not apply to those cases specified in Section 263 of the Companies Law. The exemption relates to damage caused and/or will be caused, by those officers as a result of a breach of the duty of care to the Company. Regarding directors who are office holders of Israel Corp., who may serve from time to time, on January 5, 2021, the shareholders' general meeting approved the extension of the period for exemption and indemnification entered into with such office holders, for an additional 9 years, commencing November 30, 2020, provided that the exemption shall not apply to liabilities arising in connection with a transaction or resolution in which a controlling shareholder or an office holder, including an office holder who is other than the office holder party to the agreement, has a personal interest.

The amount of the indemnification payable by the Company under the letter of indemnification, in addition to amounts received from an insurance company, if any, for all of the officers on a cumulative basis, for one or more of the events detailed therein, is limited to $300 million. The insurance is renewed annually.
B.	Concessions

(1)	Dead Sea Works Ltd. (hereinafter – DSW)

Pursuant to the Israeli Dead Sea Concession Law, 1961 (hereinafter – the Concession Law), as amended in 1986, and the concession deed attached as an addendum to the Concession Law, DSW was granted a concession to utilize the resources of the Dead Sea and to lease the land required for its plants in Sodom for a period ending on March 31, 2030, accompanied by a priority right to receive the concession after its expiration, should the Government decide to offer a new concession.

In accordance with section 24 (a) of the Supplement to the Concession Law, it is stated, among other things, that at the end of the concession period all the tangible assets at the concession area will be transferred to the government, in exchange for their amortized replacement value – the value of the assets as if they are purchased as new at the end of the concession period, less their technical depreciation based on their maintenance condition and the unique characteristics of the Dead Sea area.

Pursuant to section 24 (b) of the Supplement to the Concession Law, it is stated that capital investments made 10 years before the concession ends (i.e., April 2020) to the end of the concession period require a prior consent of the Government, unless they can be fully deducted for tax purposes before the end of the concession period. However, the Government's consent to any fundamental investment that may be necessary for the proper operation of the plant, will not be unreasonably delayed or suspended. In 2020, a work procedure was signed between the Company and the Israeli Government for the purpose of implementing section 24(b). The procedure determines, among other things, the manner of examining new investments and the consent process. In addition, the procedure determines the Company's commitment to invest in fixed assets, including for preservation and infrastructure, and for ongoing maintenance of the facilities in the concession area (for the period beginning in 2026) and the Company's commitment to continue production of potassium chloride and elemental bromine (for the period commencing 2028), all subject to the conditions specified in the procedure. Such commitments do not change the way the Company currently operates. The Company operates with the Israeli Government in accordance with the procedure and obtains investment approvals from time to time as required.

In 2015, the Minister of Finance appointed a team to determine the “governmental activities to be conducted towards the end of the concession period”. The public’s comments in this matter were submitted to an inter-ministerial team.

Based on the interim report and its recommendations published in May 2018, and following a public hearing, in January 2019, the Israeli Ministry of Finance released the final report of the inter-ministry team headed by Mr. Yoel Naveh, former Chief Economist, which includes a series of guidelines and recommendations regarding the actions that the government should take towards the end of the concession period. Since the report includes guiding principles and a recommendation to establish sub‑teams to implement such principles, the Company is unable to assess, at this stage, the concrete implications, or if the recommendations will be implemented in practice, as well as the relevant timing. In addition, there is no certainty as to how the government will interpret the Concession Law and implement processes accordingly.

In addition, in 2015, the Minister of Finance appointed a team headed by the (former) Accountant General to evaluate the manner in which, according to the current concession, the replacement value of DSW’s tangible assets would be calculated, assuming that these assets would be returned to the government at the end of the concession period. The determination date of the actual calculation is only at the end of the concession period. As far as the Company is aware, this work has not yet been completed.

The consolidated Financial Statements were prepared under management's belief that it is more likely than not, that DSW will continue to operate the relevant assets for their remaining useful lives, which extends beyond the term of the current concession period, by obtaining the renewed concession or by operating the assets for an alternative holder. The consolidated depreciation expenses in 2021, relating to the assets located within the concession area, amounted to about $86 million.

As part of the preparation process for the Israeli Subsidiaries’ financial statements, DSW, Dead Sea Bromine and Dead Sea Magnesium for 2016 and onward, which serve as a basis for the financial reports prepared pursuant to the provisions of the Taxation of Natural Resources Law (hereinafter – the Law), the Company received an opinion from an independent appraiser regarding the fair value of fixed assets. The Property, Plant and Equipment value provided in the opinion is based on the Replacement Cost methodology (as used assets) and was estimated at about $6 billion, as of December 31, 2015, the date the Law entered into effect.

Though the assets assessed for tax purposes and the assets that may be valuated under the Concession Law are highly correlated, there is no complete identity between them. The Company believes that the applied Replacement Cost Methodology used in the opinion for estimating the fair value coincides with the methodology mentioned in the Concession Law for future valuation of the Property, Plant and Equipment upon termination of the concession period. Nevertheless, there could be other interpretations to the manner of implementation of the Concession Law’s provisions or with respect to the valuation methodology. Therefore, the estimated value with respect to the Concession Law could materially differ from the Company's estimates, even with respect to the same assets and dates.

It is expected that the value of the Property, Plant and Equipment, at the end of the concession period, will change as time passes and as a result of purchase and disposals of assets.

Royalties

In consideration of the concession, DSW pays royalties to the Government of Israel, calculated at a rate of 5% of the value of the products at the plant gate, less certain expenses.

DSW granted a sub‑concession to Dead Sea Bromine Ltd. to produce bromine and its compounds from the Dead Sea, the expiration date of which is concurrent with the DSW concession. The royalties in respect of the products manufactured by Dead Sea Bromine are received by DSW, which then pays them to the State of Israel. Royalties are also paid by Dead Sea Magnesium on the basis of carnallite used for production of magnesium.

(2)	Rotem Amfert Israel (hereinafter – “Rotem Israel”)

Rotem Israel has been mining phosphates in the Negev in Israel for more than sixty years. The mining is conducted in accordance with phosphate mining concessions, which are granted from time to time by the Minister of Energy under the Mines Ordinance, by the Supervisor of Mines in his Office, as well as the mining authorizations issued by the Israel Lands Authority (hereinafter – the Authority). The concessions relate to quarries (phosphate rock), whereas the authorizations cover use of land as active mining areas.

Mining Concessions

Rotem Israel had two mining concessions: (1) Rotem Field (including the Hatrurim Field) and (2) Zafir Field (Oron‑Zin) which were valid until the end of 2021.

In December 2021, the Ministry of Energy granted Rotem Israel an extension to a unified concession (which includes all Rotem's mining fields) for an additional three years, until the end of 2024. In order to comply with the concession's provisions, the Company undertook, among other things, to assure that Rotem meets its existing obligations to rehabilitate its mining and plants areas, according to outlined requirements attached to the new concession, also by means of a bank guarantee in the amount of $19 million.

As part of the Company’s efforts to secure Rotem Israel’s future phosphate rock resources, in January 2022, the Ministry of Energy granted Rotem Israel an exploration license for phosphate in an area of 1,065 dunams, North of the Oron Concession. The license is valid until the end of 2023. The Company intends to carry out the examinations required to establish the existence of minerals in this area.

Lease Agreements

Rotem Israel has two lease agreements in effect until 2024 and 2041 and an additional lease agreement of the Oron plant, which the Company has been working to extend since 2017, by exercising the extension option provided in the agreement.

Mining Royalties

As part of the terms of the concessions in respect of mining of phosphate, Rotem Israel is required to pay the State of Israel royalties based on a calculation as stipulated in the Israeli Mines Ordinance.

In accordance with the Mines Ordinance (Third addendum A), the royalty rate for production of phosphates is 5% of the value of the quarried material. As part of the process of extending the concession as detailed above, an order was issued by the Ministry of Energy to amend the Third addendum A which is intended to anchor and clarify the basis for calculating the royalties and its components in the coming years. Following the provision of the order, the Company also aligned its royalties' calculation for prior years, and as a result, recognized an additional amount of $7 million.

Planning and Building

The mining and quarrying activities require a zoning approval of the site based on a plan in accordance with the Israeli Planning and Building Law, 1965. These plans are updated, as needed, from time to time. As of the reporting date, there are various requests at different stages of deliberations pending before the planning authorities.

Zin-Oron area - In 2016, the District Board for the Southern District approved a detailed site plan for mining phosphates in the Zin‑Oron area. This plan, which covers an area of about 350 square kilometers, will permit the continued mining of phosphate located in the Zin valley and in the Oron valley for a period of 25 years or until the exhaustion of the raw material – whichever occurs first, with the possibility for extension (under the authority of the District Planning Board).

Barir field - The Company is working to promote the plan for mining phosphates in Barir field, located in the southern part of the South Zohar deposit in the Negev Desert. In 2015, the National Planning and Building Council (hereinafter – the National Council) approved the Policy Document regarding Mining and Quarrying of Industrial Minerals, which included a recommendation to permit phosphate mining in the South Zohar deposit and to advance a detailed National Outline Plan for the Barir field mining site. According to the recommendation of the National Council, the government’s Housing Cabinet approved the National Outline Plan (hereinafter - NOP 14B).

In 2018, the Minister of Health filed an appeal of the said approval, requiring compliance with the Ministry of Health’s recommendation to conduct a survey regarding the health impact in each site included in NOP 14B. As part of a discussion in the Housing Cabinet regarding the appeal, it was decided, with the consent of the Ministries of Health, Finance and Energy, to remove the appeal and to approve the NOP 14B, which was formally published later.

In addition, it was decided to establish a team with representatives of the ministries of Treasury, Health, Transportation, Environmental Protection and Energy (hereinafter – The Inter-ministerial team), which will present to the Housing Cabinet a report that includes health aspects for NOP 14B.

In 2018 and 2019, petitions were submitted to the Israeli Supreme Court of Justice by the municipality of Arad and by residents of the Bedouin diaspora in the "Arad Valley" against the National Council, the Government of Israel and Rotem Israel, to revoke the approval of NOP 14B and to order the National Council to discuss the NOP directives, while giving proper weight to the health risk.

In 2020, the inter-ministerial team reached an outline agreement regarding the examination of the health aspects of the NOP 14B, which, according to the state, constitutes an appropriate response for the review of potential health hazards on which the petitions focus.

In October 2021, the Israeli Supreme Court of Justice decided to reject the petitions. The court’s decision followed the National Planning and Building Council's decision, from August 2021, to incorporate the main points of the outline agreement in the provisions of NOP 14B.

In November 2021, the Housing Cabinet, approved once again the amended NOP 14B, following which, the Minister for Environmental Protection submitted a request for a government review of past decisions, which in accordance with the decision of the Ministry of the Interior will be held within 180 days, prior to promoting the Barir Detailed NOP.

In addition to the procedures described above, securing the future of the phosphate mining operations at Rotem Israel depends among other things, on the following matters:

•

Emissions permit under the Israeli Clean Air Act (hereinafter - the Law): In June 2021, the Company's emission permit was renewed by the Israeli Ministry of Environmental Protection (MoEP), until September 2023. The renewed permit reflects an updated outline of requirements. Postponement in the execution of a limited number of projects was granted within the framework of an administrative order under Section 45 of the Law, received in July 2021. Management still expects difficulties in meeting the execution schedules of a limited number of projects and accordingly continues to work with the MoEP to find a satisfactory solution regarding the timing of the investments, taking into account the impact of uncertainty surrounding Rotem Israel's activity, as far as the implementation of long-term projects is concerned.

•	Oron's lease agreement - The Company has been working to extend the lease agreement for Oron's plant area since 2017 by exercising the extension option provided in the agreement.

•
Phosphogypsum storage - In October 2021, a new Urban Building Plan was approved, the main objectives of which are to regulate areas for phosphogypsum storage reservoirs.  According to the new Plan, the Company is required to obtain building permits involving permit fees. Due to the ambiguity of the guidelines regarding the fee's calculation, there is a difficulty in estimating the future required outflows.

•
Energy Production – In order to ensure the continuity of energy production in Rotem Israel, and in accordance with the policy of the Ministry of Energy and the Ministry of Environmental Protection, the Company is working to accelerate the completion of a project to replace existing energy production infrastructure at Rotem, which utilizes oil shale, with a natural gas-based steam boiler, so it will be completed before the existing mined reserves of oil shale are utilized.

•

Finding economically feasible alternatives for continued mining of phosphate rock in Israel – According to the Company's assessment of economic phosphate reserves in the existing mining areas and the estimated useful life of Rotem's phosphate rock reserves, which are essential for its production, is limited to only a few years. As described above, the Company is working to obtain permits and approvals which will provide an economic alternative for future mining of phosphate rock in Israel.

The Company is continuing its discussions with the relevant authorities, in order that the required approvals, permits and future phosphate rock resources are granted. The Company estimates that it is more likely than not that the said approvals, permits and future phosphate rock resources will be granted within a timeframe that will not materially impact the Company's results. Nevertheless, there is no certainty as to the receipt of such approvals, permits and future phosphate rock resources and/or the date of their receipt. Failure to obtain these approvals, permits and future phosphate rock resources, or a significant delay in receiving them can lead to a material impact on the Company's business, financial position and results of operations.

(3)	ICL Iberia – a subsidiary in Spain

ICL Iberia was granted mining rights based on legislation of Spain’s Government from 1973 and the regulations accompanying this legislation. Further to the legislation, the government of the Catalonia region published special mining regulations whereby ICL Iberia received individual licenses for each of the 126 different sites that are relevant to current and possible future mining activities. Some of the licenses are valid until 2037 and the remainder are effective until 2067. The concession for the "Reserva Catalana", an additional site where mining did not commence, expired in 2012. The Company is acting in cooperation with the Spanish Government to obtain a renewal of the concession. According to the Spanish authorities, the concession period is valid until a final decision is made regarding the renewal.

(4)	United Kingdom

A.
The mineral leases of ICL Boulby, ICL's subsidiary in the United Kingdom (hereinafter – ICL Boulby), are based on approximately 74 mineral leases and licenses for extracting various minerals, in addition to numerous easements and rights of way from private owners of land under which ICL Boulby operates, and mineral lease rights under the North Sea granted by The Crown Estates. The mineral lease rights with The Crown Estates, include provisions to explore and exploit all targeted and known polyhalite mineral resources of interest to ICL Boulby. Said leases cover a total area of about 822 square kilometers (onshore leases total around 32 square kilometers and offshore leases from the Crown Estates cover around 790 square kilometers). All the lease periods, licenses, easements and rights of way are effective, some until 2022 and others until 2038. The Company is acting to renew the rights necessary for the mining operation which expire in 2022, or, alternatively, to seek ownership of these rights.

Regarding ICL Boulby's planning permit for mineral exploitation, which is valid until 2023, in December 2021, the North York Moors Park Authority Planning Committee approved ICL Boulby Mine’s application for the continuation of polyhalite and salt production for an additional 25 years, commencing 2023.

The Company believes, it is more likely than not that it will obtain renewal or ownership of all the needed rights and permits.

With respect to the mining royalties, ICL Boulby pays royalties of 1.5% which in 2021, amounted to $1.4 million.

B.
A UK subsidiary which is a part of the Innovative Ag Solutions segment (hereinafter – Everris Limited), has peat mines in the UK (Creca, Nutberry and Douglas Water). Peat is used as a component to produce professional growing media. All sites are owned by Everris Limited. The current extraction permits are granted by the local authorities and are renewed after examining the renewal applications. The extraction permits for Nutberry and Douglas Water were granted until the end of 2024 and until 2037 for Creca.

(5)	YPH - China

Mining Concessions

YPH, ICL's subsidiary in China, which is equally owned with Yunnan Phosphate Chemicals Group Corporation Ltd. ("YYTH"), holds two phosphate mining licenses that were issued in July 2015, by the Division of Land and Resources of the Yunnan district in China: (1) a mining license for the Haikou Mine (hereinafter – Haikou) which the Company operates and which is valid until January 2043, and (2) a mining license for the Baitacun Mine, which was renewed in 2021, and is valid until 2023. The Company intends to conduct a risk survey to assess the feasibility and profitably of mining the site.

Grant of Mining Rights to Lindu

In 2016, a subsidiary of YYTH (hereinafter – YPC) issued a statement whereby in 2010 it entered into agreements with the local authority of Jinning County, Yunnan Province and Jinning Lindu Mining Development and Construction Co. Ltd. (hereinafter - Lindu Company), according to which Lindu Company is permitted to mine up to two million tonnes of phosphate rock from a certain area measuring 0.414 square kilometers within the area of the Haikou mine (hereinafter – the Daqing Area) and to sell such phosphate rock to any third party in its own discretion.

YPC has undertaken that YPH’s mining right in the Haikou mine will not be adversely affected by the above-mentioned arrangements. It was decided that YPH should conduct further communications with YPC and Lindu Company, for the purpose of protecting its legal rights and to urge the parties to reach a fair, just, and reasonable solution to this issue, as soon as possible.

Natural Resources Royalties

With respect to the mining rights, in accordance with China "Natural Resources Tax Law", YPH pays royalties of 8% on the selling price based on the market price of the rock prior to its processing.

Planning and Building

The production process in YPH requires the Company to operate gypsum and flotation ponds that accumulate phosphogypsum fluid and other materials formed in the production processes. The Company has successfully reached an alignment with the authorities to allow the continuation of its current operations in its ponds until March 2022. YPH is planning to expand its ponds area as part of its ongoing operations plan beyond that date. As of the reporting date, the Company is awaiting the final official certification, which was already obtained verbally in the discussions with the authorities, that will enable the required ponds expansion.

C.	Contingent liabilities

(1)	Ecology

A.
In September 2020, an application for a class action was filed in the Beer Sheva District Court in Israel against the Company, the Company's subsidiary Rotem Israel, and certain of the Company's present and past office‑holders by a number of local residents in the Arava region in the south of Israel (hereinafter – the Applicants). The Applicants claim that discharge, leakage and seepage of wastewater from ICL's Zin site allegedly caused various environmental hazards to the Zin stream, which resulted in damage to various groups in Israel’s population, including: the Israeli public whose property is Zin stream; those who avoided visiting Zin stream due to the environmental hazards; visitors of Zin stream who were exposed to the aforementioned hazards and the residents of the area near Zin stream who were affected by the hazards. Accordingly, the Applicants request several remedies, including restitution and compensation for the damage that they claim was caused to the various groups in a minimum amount of NIS 3 billion (approximately $933 million), the majority of which relates to compensation for claimed consequential damages. Following the Applicants’ request for temporary relief, a hearing procedure is being held, in the framework of which the Court ordered to receive a regulator position before giving a final decision. The regulator position is expected to be submitted in March 2022.The Company rejects all the said allegations. Considering the preliminary stage of the proceeding and lack of precedents of such cases in Israel, there is a difficulty in estimating its outcome. No provision has been recorded in the Company's financial statements.

B.
In July 2019, an application for approval of a claim as a class action was submitted to the Jerusalem District Court by an Israeli environmental association (hereafter - the Applicant) against 30 defendants, including Fertilizers and Chemicals Ltd., a subsidiary of the Company (hereinafter – the Respondents). The application includes claims relating to air pollution in Haifa Bay (located in northern Israel) and to alleged illness therefrom to the population of the said area.

Within the framework of the petition, the Applicant requests declarative relief and the establishment of a mechanism for compensation awards, without specifying their amount, or alternatively, for splitting remedies to allow each group member to sue for damages in a separate proceeding. On January 10, 2022, the Company filed its response objecting to the petition. A hearing procedure is currently being held, in the framework of which a deliberation should take place in the first quarter of 2022. Considering the early stage of the proceeding and the limited precedents of such cases in Israel, there is a difficulty in estimating its outcome. No provision has been recorded in the Company's financial statements.

C.
In March 2018, an application for certification of a claim as a class action was filed with the Be’er Sheva District Court by two groups: the first class constituting the entire public of the State of Israel and the second-class constituting visitors of the Bokek stream and the Dead Sea (hereinafter – the Applicants), against the subsidiaries, Rotem Israel and Periclase Dead Sea Ltd. (hereinafter – the Respondents).

According to the claim, the Respondents have allegedly caused continuous, severe and extreme environmental hazards through pollution of the “Judea group – Zafit formation” groundwater aquifer (hereinafter – the Aquifer) and the Ein Bokek spring with industrial wastewater, and, in doing so, the Respondents have violated various provisions of property law and environmental protection law, including the provisions of the Law for Prevention of Environmental Hazards and the Water Law, as well as violations relating to the Torts Ordinance – breach of statutory duty, negligence and unjust profits.

As a result, the Court was requested to order the Respondents to eliminate the proprietary violation in reference to the Aquifer and Bokek stream by restoration thereof and to pay the public compensation in an estimated amount of NIS 1.4 billion (about $435 million).

In July 2019, the Respondents filed their response, together with three expert opinions, in which they denied all the Applicant's claims. In 2021, the petitioners notified the Court of their decision to cease the mediation process, which was initiated at the end of 2020. Following the petitioners request, the Court's proceedings were renewed. Considering the early stage of the proceedings, the limited precedents of such cases in Israel and due to preliminary issues that arise from the request, there is a difficulty in estimating their outcome. No provision has been recorded in the Company's financial statements.

D.
In July and August 2017, three applications for certification of claims as class actions were filed against the Company, as a result of a partial collapse of the dyke in an evaporation pond at Rotem Amfert Israel which resulted in contamination of the Ashalim Stream and its surrounding area. The claimants contend that the Company breached various provisions of environmental laws, including, the provisions of the Law for Prevention of Environmental Hazards, the Water Law, provisions of the Torts Ordinance, a breach of statutory duty and negligence. In the framework of the first application, the Court was requested to instruct the Company to rectify the harm caused as a result of its omissions, in order to prevent recurrence of the damage caused as well as to grant a monetary remedy for non‑pecuniary damages. The monetary remedy was not defined, however, according to the claimants, the amount of the personal claim is NIS 1,000 ($311) for each resident of the State of Israel, who number approximately 8.68 million persons.

In the framework of the second application, the Court was requested to grant a monetary remedy in an amount of no less than NIS 250 million ($77 million), and concurrently to award personal compensation in the amount of NIS 2,000 ($622) for each resident of the State of Israel, this being in respect of non‑pecuniary damages. Furthermore, the Court was requested to instruct the Company to comply with the relevant laws and the rules provided thereunder. As part of the third application, the Court was requested to instruct the Company, among other things, to prepare plans for removal of the contamination, restoration of the Ashalim Stream and its surrounding area, for control and prevention of recurrence of the damage caused, to pay monetary relief to the class of injured parties, in the amount of NIS 202.5 million ($63 million), and to provide compensation by means of restoring the natural values impaired and return the area to its former condition.

In May 2018, the Nature and Parks Authority (hereinafter – NPA), filed an application for certification of a class action against the Company, Rotem Amfert Israel and past and present officers of the Company and Rotem Amfert Israel (jointly hereinafter - the Respondents), with respect to the Ashalim incident. According to the NPA, the Respondents, jointly and/or severally, are liable for compensation due to the Ashalim incident, among other things by virtue of the Torts Ordinance and/or unjust profits and by virtue of any other law. In the Application, the Court was requested, among other things, to issue orders, the purpose of which is to take all necessary measures to prevent the recurrence of the environmental hazard, and also to cooperate with the NPA and the State's authorities in order to minimize the ecological and environmental damage in order to allow for the restoration of the nature reserve. Furthermore, the Court was requested to grant monetary relief to the public injured by the ecological and environmental damage, and to grant a monetary relief for the purpose of the restoration of the nature reserve, in the aggregate amount of NIS 397 million (about $123 million).

In conjunction with the aforesaid application, the NPA filed a motion to strike the three applications mentioned above and to prefer the approval application on its behalf, as it argues that it is the most suitable to serve as the representative plaintiff in a class action in this regard, as its application is detailed and well-established as well as the special status conferred upon it under the Class Actions Law, which allows for specific benefits.

In November 2018, the Company was notified that all four applicants had agreed to join efforts and manage the class actions in a joint and coordinated manner, as well as of their consent to take part in a mediation process in an attempt to resolve the disputes outside of court. In January 2020, the parties signed a procedural agreement that regulates the procedure by which the disputes will be addressed in the mediation procedure which has been initiated. Considering the early stage of the proceedings, there is a difficulty in estimating their outcome. The Company is in contact with its insurance carriers to activate the relevant insurance policies. No provision has been recorded in the Company's financial statements.

In May 2018, the Company was served with a motion for discovery and pursual of documents (hereinafter – the Motion), filed with the Tel Aviv District Court, by a shareholder of the Company (hereinafter – the Movant), as a preliminary proceeding in preparation for the possible filing of an application for certification of a multiple derivative action against officers of the Company and Rotem Israel who, according to the Movant, caused the alleged damages incurred and to be incurred by the Company as a result of the Ashalim incident. In 2018, the parties reached an arrangement, according to which, the legal proceedings will be delayed until the relevant investigation's materials are provided to the Company by the investigating authority. As of the reporting date, such investigative materials have not yet been received. Considering the proceedings are in an early stage and even suspended, there is a difficulty in estimating their outcome.

E.
In 2015, a request was filed for certification of a claim as a class action, in the Tel Aviv-Jaffa District Court, against eleven defendants, including a subsidiary, Fertilizers and Chemical Ltd., in respect of claims relating to air pollution in Haifa Bay and for the harm allegedly caused by it to residents of the Haifa Bay area. The amount of the claim is about NIS 13.4 billion (about $4.2 billion). In the Company’s estimation, based on the factual material provided to it and the relevant court decision, it is more likely than not that the plaintiffs’ contentions will be rejected.

F.
In December 2021, the Company, along with the State of Israel, received a letter of warning prior to pursuing legal action, by Kibbutz Mitzpe Shalem in Israel, claiming, among others, that they were allegedly responsible for the closure of Mineral Beach in January 2015, as a result of a sinkhole. The Kibbutz claims alleged damages of $27 million and has requested a dialogue meeting to be held before pursuing legal action.

The Company operates in accordance with the provisions of the Concession Law and permits issued by the local Authorities. The Company rejects all of the allegations against it by the Kibbutz. Considering the preliminary stage of the proceeding it is difficult to estimate its outcome.

The minerals from the Dead Sea are extracted by way of solar evaporation, whereby salt precipitates onto the bed of Pond 5, located in one of the sites of DSW. The precipitated salt creates a layer on Pond 5 bed with a volume of approximately 16 million cubic meters per year.

The production process of the raw material requires that a fixed brine volume is preserved in Pond 5. Failure to maintain a constant volume of brine in Pond 5 could result in a reduction in production capacity. To this end, up to the end of 2021, the raising of the brines' level of Pond 5 was according to the rate at which the pond floor rises, while performing the salt harvest. Since the solutions' level maximum height (15.1 meters) was reached at the end of 2021, from 2022 onwards, the solutions' volume in Pond 5 will be preserved by way of harvesting the salt ("the Permanent Solution" and/or "the Salt Harvesting Project" as described below).

Raising the water level of Pond 5 above a certain level may cause structural damage to the foundations of hotel buildings situated close to the water’s edge, to the settlement of Neve Zohar and to other infrastructure located along the western shoreline of the Pond.

Until the end of 2020, in order to ensure that Pond 5 water level does not exceed the maximum height (15.1 meters), the Government of Israel, through the Dead Sea Preservation Government Company Ltd., implemented a project for construction of coastline defenses, together with DSW (which financed 39.5% of the project's cost), as part of which the dike along the western beachfront of Pond 5, across from the hotels, was raised, together with a system for lowering subterranean water. The construction work with respect to the hotels' coastlines was completed and currently the Dead Sea Preservation Government Company Ltd. is carrying out elevation work in the intermediate area between the two hotel complexes.

The "Permanent Solution", which should provide a defense at least until the end of the current concession period in 2030, was established in the agreement with the Government of Israel signed in 2012. The purpose of the agreement was, among others, to provide a permanent solution for raising the water level in Pond 5 and stabilizing the water therein at a fixed level by harvesting salt from this pond and transferring it to the Northern Basin of the Dead Sea. According to the agreement, the planning and execution of the Permanent Solution will be through the Salt Harvesting Project which will be performed by DSW. In addition, the agreement stipulates that from January 1, 2017, the water level in the pond will not rise above 15.1 meters. Nevertheless, in the event of a material deviation from the project's timetables, without the Company having violated its obligations, the Company will be permitted to request raising of the water level above 15.1 meters.

The Company bears 80% and the State of Israel bears 20% of the cost of the Salt Harvesting Project. However, the State's share will not exceed NIS 1.4 billion.

In 2015 and 2016, the National Infrastructures Committee and the Israeli Government, respectively, approved National Infrastructures Plan 35A (hereinafter – the Plan), which includes the statutory infrastructure for establishment of the Salt Harvesting Project in Pond 5, and construction of the P-9 pumping station in the Northern Basin of the Dead Sea.

A salt dredger, which is part of the implementation of the Salt Harvesting Project, commenced operations in the fourth quarter of 2020 and allowed DSW to establish the pond level below its maximum height at the end of 2021. The P-9 pumping station commenced operation in early 2022.

(3)	Spain

A.
A subsidiary in Spain (hereinafter – ICL Iberia) operated two potash production centers in Suria and Sallent. As part of an efficiency plan, the Company consolidated the activities of ICL Iberia into one site by means of expanding the Suria production site and discontinuing the mining activities at the Sallent site. The mining activities in Spain require, among other things, an environmental mining license and an urban license.

ICL Iberia holds an urban license for the Suria site, followed by an environmental mining license that complies with new environmental protection regulations in Spain (Autoritzacio Substantive). In November 2021, an updated environmental mining license was granted, which allows for higher volume processing.

In addition, since 2018, ICL Iberia prepared an environmental impact assessment, as well as new urban permits to expand capacity of the salt mountain in Suria, which allows it to continue piling salt in upcoming years, until the evacuation solution by a collector is applied. The restoration plan for the Suria site, which was approved in 2018, and updated in 2021, and which also includes a plan for handling the salt piles and dismantling facilities is scheduled to continue until 2094.

B.
Following an arbitration proceeding conducted between a Spanish subsidiary (IBP) and Nobian concerning the termination of a partnership agreement between them, in October 2021 an agreement was signed to terminate the partnership, under which the Company will pay a net amount of approximately $17 million for Nobian's holding in Sal Vesta (51%), Nobian’s share in a joint venture (SOPAA) and for the net settlement of all additional disputes between the parties.

(4)
In March 2021, an application for a class action was filed with the Tel Aviv-Jaffa District Court against the Company, Israel Corporation Ltd. and the controlling shareholder of Israel Corporation (hereinafter – the Respondents). The application includes a series of allegations concerning, among others, alleged misleading and violation of the Company’s reporting and disclosure obligations to the public under the Israeli Securities Law, 5728-1968, relating to the implications of the royalties' claim filed in 2011 by the State of Israel against its subsidiary, Dead Sea Works Ltd., pursuant to the Dead Sea Concession Law, 5721-1961, which was conducted and concluded within an arbitration proceeding. The applicant is a shareholder of the Company asking to act on behalf of a represented class including all those who acquired Company shares or Israel Corp. shares and held them between August 17, 2011, and May 27, 2014. According to the application, this group incurred alleged damages by the Respondents, and accordingly, the Court is requested to rule in favor of the group members who are shareholders of the Company, damages in the amount of about NIS 133 million (about $40 million) and in favor of group members, who are shareholders of Israel Corp. an additional amount of NIS 57 million (about $17 million), as of May 27, 2014.

The Company rejects the claims made in the application and, accordingly, in September 2021 filed its response within the framework of the legal proceeding. Considering the preliminary stage of the proceeding there is a difficulty in estimating its outcome. No provision has been recorded in the Company's financial statements.

(5)
In connection with the Harmonization Project (to create one global ERP system), which was discontinued in 2016 by a decision of the Company's Board of Directors, in December 2018, the Company filed a lawsuit in the Tel Aviv District Court against IBM Israel, the leading project provider (hereinafter – IBM), in the amount of $300 million (about a billion NIS) for compensation of damages incurred to the Company due to IBM’s failure to meet its undertakings within the Project, which led to the failure of the Project.

In March 2019, IBM filed its statement of defense, together with a counterclaim against the Company, according to which IBM claims that ICL allegedly refrained from making certain payments, conducted negotiations in bad faith, and terminated the project unilaterally, in a way that harmed IBM's reputation and goodwill and therefore claims an amount of about $53 million (about ILS 170 million), including VAT and interest. In June 2019, the Company filed a statement of defense with respect to the counterclaim in which the Company rejected all of IBM's claims. In January 2021, IBM filed a request for dismissal including the deletion of the remedies claimed by the Company arising from the termination of the agreement between the parties. In August 2021, the Company filed a request to delete IBM's statements of claim, on the grounds that IBM acted in order to delay, burden and disrupt a professional expert's work, and thus to impair the documents discovery process. Considering the early stage of the proceedings and the complexity of the claims, it is difficult to estimate their outcome. Nevertheless, the Company believes it is more likely than not that IBM's claims in its counterclaim will be rejected.

(6)

In December 2018, an application for certification of a class action was filed with the Tel Aviv District Court against the Company, Israel Corporation, and office holders, including directors who held office during the said dates which are stated in the application, with respect to the manner in which the IT (the Harmonization) project was managed and terminated. According to the allegations made in the Application, the Company failed to properly report negative developments which occurred on certain dates during the said IT project, and such failure caused the company immense financial damages.

The represented class was defined in the application as all those who acquired the Company's shares at any time during the period commencing June 11, 2015 and did not sell them until September 29, 2016 (hereinafter – the Applicants).

The aggregate amount of the claim, for all members of the represented class, is estimated to be between $123 million (about NIS 395 million) for maximal damage, and $8 million (about NIS 26 million), for minimal damage. In April 2019, the Company filed its position to the Court denying the allegations made in the application.

In January 2020, the Company filed an application, which was accepted in court, to postpone the proceedings until a verdict is received in its lawsuit against IBM (see item 5 above). The delay was accepted subject to the Company's on-going updates regarding the IBM proceeding. In April 2020, the Applicants filed a request with the Supreme Court for leave to appeal the said Court's decision. In July 2021, the Tel Aviv District Court ruled that the Applicants may file a reply as well as an application for disclosure of documents, and that in November 2021, instructions will be given regarding the continuation of the proceedings. Following this decision, the Applicants requested that the Supreme Court suspend the decision of the application to appeal, in relation to the District Court's ruling to delay the proceedings, until it receives its instructions regarding their continuation. In August 2021, the Supreme Court denied the petitioners' request for leave to appeal. In addition, in September 2021, the Applicants filed a motion for disclosure of documents to the Tel Aviv District Court. On February 13, 2022, a hearing was held, following which, the court issued interim orders regarding the discovery proceedings. Considering the proceedings are in early stages and even suspended, there is a difficulty in estimating the chances the application will be accepted. No provision has been recorded in the Company's financial statements.

(7)
In July 2018, an application for certification of a class action was filed with the Central District Court against the Company and its subsidiaries, Rotem Israel and Fertilizers and Chemicals Ltd. (jointly hereinafter – the Defendants). The causes of action are the alleged exploitation of the Defendants' monopolistic position to charge consumers in Israel excessive and unfair prices for products classified as "solid phosphate fertilizer" between 2011 and 2018, contrary to the provisions of the Restrictive Trade Practices Law, and unjust profits at the expense of the plaintiff and the represented group. The representative plaintiff is a Kibbutz member who grows various plants and trees in his yard and in a nearby orchard.

The represented group includes all the consumers who purchased, directly or indirectly, solid phosphate fertilizer products manufactured by the Defendants, or farming produce fertilized with solid phosphate fertilizer or food products that include such farming produce as stated above, in the years 2011-2018 (hereinafter – the Represented Group).

According to the statement of claim, the plaintiff requests, among other things, that the Court rules in his favor and in favor of the Represented Group, awarding them compensation for the damages allegedly caused to them, in the total amount of NIS 56 million (about $17 million), based on a calculation pursuant to the "difference test", measuring the difference between the price of a product and its cost, as described in the statement of claim, or in the amount of about NIS 73 million (about $23 million), based on the "comparison test", comparing the price of a product to its price in other markets, as described in the statement of claim. It should be noted that the Company's total sales of solid phosphate fertilizers in Israel during 2017 were negligible. In March 2020, the Central District Court granted the Defendants a motion for delay in proceedings, until a decision is made by the Supreme Court in similar proceedings implicating the said case. The Company denies the allegations, and believes it is more likely than not that its claims will be accepted.

(8)
In addition to the contingent liabilities, as stated above, as of the reporting date, the contingent liabilities regarding the matters of environmental protection and legal claims, which are pending against the Group, are in immaterial amounts. It is noted that part of the above claims is covered by insurance. According to the Company’s estimation, the provisions recognized in its financial statements are sufficient.